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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 25, 1999


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1999-2)


                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)

      United States                 333-61691                36-1414142
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
    of Incorporation)              File Number)          Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                       60181
(Address of Principal                                          ----------
Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code (630) 916-4000
                                                   --------------

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Item 5. Other Events

     On August 25, 1999 (a "Remittance Date") a scheduled remittance was made to the Certificateholders with respect to AFC Mortgage Loan Asset Backed Certificates, Series 1999-2, issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1999, among Superior Bank FSB, as Depositor and Servicer and LaSalle National Bank, as Trustee. The information contained in the Servicer's Monthly Remittance Report to the Trustee, which shall be forwarded by the Trustee to the Certificateholders, is attached hereto as Exhibit 21.1 and is incorporated herein by reference.

     Capitalized terms used herein and not defined shall have the same meanings ascribed to them in the Pooling and Servicing Agreement.

     Items 2 through 4 and Items 6 and 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)   Not applicable

     (b)   Not applicable

     (c)   Exhibits

     21.1  Monthly Remittance Report for the month of July, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SUPERIOR BANK F.S.B.

                                                By: /s/ William C. Bracken
                                                    ----------------------
                                                Name:   William C. Bracken
                                                Title:  Senior Vice President

Dated: August 25, 1999

                                 EXHIBITS TABLE

          21.1 Monthly Remittance Report for the month of August, 1999.